15. DERIVATIVES AND FINANCIAL INSTRUMENTS (Details 2) $ in Thousands	Dec. 31, 2016 USD ($)
Derivatives And Financial Instruments Details 2
2017	$ 74
2018	74
Thereafter	148
Total	$ 296